UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2008

VALASSIS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10991	38-2760940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19975 Victor Parkway, Livonia, MI	48152
(Address of Principal Executive Offices)	(Zip Code)

(734) 591-3000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 5.02(e).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2008, Valassis Communications, Inc. (“Valassis”) entered into amendments to its employment agreements with Alan F. Schultz, Valassis’ President and Chief Executive Officer, Robert L. Recchia, Valassis’ Executive Vice President, Chief Financial Officer and Treasurer, Richard P. Herpich, Valassis’ Executive Vice President, Sales and Marketing and William F. Hogg, Jr., Valassis’ Executive Vice President of Manufacturing and Client Services (the “Amendments”). In addition to the changes described below, the Amendments reflect changes made to bring the employment agreements into compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

The Amendments to Messrs. Recchia’s, Herpich’s and Hogg’s respective employment agreements also modify the cash incentive compensation provisions contained in the employment agreements solely with respect to 2009 to provide, among other things, that:

•

each such executive will be eligible to receive an annual cash bonus in lieu of the semi-annual cash bonus provided for in the executive’s current employment agreement, subject to the achievement of pre-established performance targets; and

•

the Compensation/Stock Option Committee of the Board of Directors of Valassis will have the sole and absolute discretion to reduce or eliminate any such bonus prior to the time it is paid, without the consent of such executive, whether or not such bonus is then earned or otherwise payable by its terms.

On December 23, 2008, Valassis also entered into an amendment to its existing Supplemental Benefit Plan, dated September 15, 1998 in order to comply with Section 409A of the Code.

The foregoing description of the amendments referenced above is summary in nature, and is subject to, and qualified in its entirety by, the full text of the Amendments and the Second Amendment to the Supplemental Benefit Plan, copies of which are attached hereto as Exhibits 10.1 – 10.5 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Valassis Communications, Inc. Supplemental Benefit Plan, dated as of December 23, 2008

10.2	Amendment to Employment Agreement, dated as of December 23, 2008, between Valassis Communications, Inc. and Alan F. Schultz

10.3	Amendment to Employment Agreement, dated as of December 23, 2008, between Valassis Communications, Inc. and Robert L. Recchia

10.4	Amendment to Employment Agreement, dated as of December 23, 2008, between Valassis Communications, Inc. and Richard P. Herpich

10.5	Amendment to Employment Agreement, dated as of December 23, 2008, between Valassis Communications, Inc. and William F. Hogg, Jr.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

	By:	/s/ Robert L. Recchia
Date: December 24, 2008	Name:	Robert L. Recchia
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Second Amendment to Valassis Communications, Inc. Supplemental Benefit Plan, dated as of December 23, 2008

10.2	Amendment to Employment Agreement, dated as of December 23, 2008, between Valassis Communications, Inc. and Alan F. Schultz

10.3	Amendment to Employment Agreement, dated as of December 23, 2008, between Valassis Communications, Inc. and Robert L. Recchia

10.4	Amendment to Employment Agreement, dated as of December 23, 2008, between Valassis Communications, Inc. and Richard P. Herpich

10.5	Amendment to Employment Agreement, dated as of December 23, 2008, between Valassis Communications, Inc. and William F. Hogg, Jr.